UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

Cowen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

The following e-mail was sent to employees of Cowen Inc. on November 7, 2022 in connection with the proposed business combination between Cowen Inc. and The Toronto-Dominion Bank.
FOR INTERNAL USE ONLY

Cowen Special Meeting of Stockholders on November 15, 2022 – PLEASE VOTE!

Dear colleague/ fellow Cowen stockholder:

As you probably know, on October 11, 2022, Cowen filed a definitive proxy statement in connection with the proposed acquisition of Cowen by TD Bank (the “merger”), and the vote is underway for the special meeting of stockholders to be held for the purpose of voting on the merger, which is scheduled for November 15th.

Management and the Cowen Board of Directors are recommending that stockholders vote “FOR” all the proposals described in the proxy statement to be voted on at the special meeting.

You are entitled to vote any shares of Cowen common stock that you owned as of September 29, 2022, the record date for the special meeting (even if you have since sold such shares).

Management has created an easier process for voting by phone.  You may opt to use the email template attached to ask Cowen’s proxy solicitor (Alliance Advisors) to call you directly so you can vote your shares by phone.  Please do not vote by phone if you have given your broker instructions to put you on the OBO (Objecting Beneficial Owner) list.

Email:

To: cown@allianceadvisors.com

I am [INSERT YOUR FULL NAME] and I am a record date stockholder of shares of common stock of Cowen Inc.  I wish to vote my shares for the upcoming special meeting on November 15, 2022.  I can be reached at [INSERT YOUR CALLBACK PHONE NUMBER] to vote my shares.  I am available on [INSERT THE DATES AND TIMES WHEN YOU ARE AVAILABLE TO ACCEPT YOUR CALLBACK TO VOTE YOUR SHARES BY PHONE] to vote my shares.

Thank you,

[INSERT YOUR FULL NAME]

Cautionary Note Regarding Forward-looking Statements

This communication contains certain forward-looking statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify these statements by forward-looking terms such as “may,” “might,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “possible,” “potential,” “intend,” “seek” or “continue,” the negative of these terms and other comparable terminology or similar expressions.

These forward-looking statements represent only Company’s beliefs regarding future events (many of which, by their nature, are inherently uncertain and beyond Company’s control) and are predictions only, based on Cowen Inc. (“Company”)’s current expectations and projections about future events.  There are important factors that could cause Company’s actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, among others:

●	the parties’ ability to consummate the proposed transaction in within the expected time-frame or at all;
●
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of Company’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

●	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time-frames or at all;
●	the possibility that competing offers or acquisition proposals for Company will be made;
●	the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require Company to pay a termination fee;
●
the effect of the announcement or pendency of the proposed transaction on Company’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, clients, vendors and others with whom it does business;

●	risks related to diverting management’s attention from Company’s ongoing business operations; and
●	the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction.

In particular, you should consider the risks outlined under Item 1A - ”Risk Factors” in Company’s Annual Report on Form 10-K for the year ended December 31, 2021, Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 and Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and subsequent reports Company has filed with the SEC.  Although Company believes the expectations reflected in the forward-looking statements are reasonable, Company cannot guarantee future results, level of activity, performance or achievements.  Moreover, none of Company or any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These forward-looking statements speak only as of the date on which they are made, and Company undertakes no obligation to update any of these forward-looking statements after the date they are made except to the extent required by applicable law.  Further disclosures that Company makes on related subjects in additional filings with the SEC should be consulted.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Company and TD.  In connection with the proposed transaction, on October 11, 2022, Company filed with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in definitive form, and Company mailed the definitive Proxy Statement to its stockholders and filed other documents regarding the proposed transaction with the SEC.  HOLDERS OF COMMON STOCK OF COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by Company with the SEC may be obtained free of charge at the SEC’s web site (http://www.sec.gov), through Company’s Investor Relations page (http://www.cowen.com/investor-relations), or by writing to Cowen Inc., Attn: Owen Littman, at 599 Lexington Avenue, New York, NY, 10022 or at Owen.Littman@cowen.com.

Participants in Solicitation

Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of shares of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of Company is set forth in the proxy statement for Company’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 27, 2022, and the Proxy Statement. To the extent holdings of Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statements, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC.  You may obtain free copies of these documents using the sources indicated above.

© 2022, COWEN INC., ALL RIGHTS RESERVED.
COWEN AND COMPANY, LLC: MEMBER FINRA, NYSE, NFA AND SIPC
ATM EXECUTION LLC: MEMBER FINRA, NYSE AND SIPC
WESTMINSTER RESEARCH ASSOCIATES LLC: MEMBER FINRA AND SIPC
COWEN INTERNATIONAL LIMITED AND COWEN EXECUTION SERVICES LIMITED: AUTHORIZED AND REGULATED BY THE FCA

This message and any attachments are confidential. If you are not the intended recipient, please notify the sender immediately and destroy this email. Any unauthorized use or dissemination is prohibited. All email sent to or from our system is subject to review and retention. Nothing contained in this email shall be considered an offer or solicitation with respect to the purchase or sale of any security in any jurisdiction where such an offer or solicitation would be illegal. Neither Cowen Inc. nor any of its affiliates ("Cowen") represent that any of the information contained herein is accurate, complete or up to date, nor shall Cowen have any responsibility to update any opinions or other information contained herein. Cowen’s privacy policies are available at https://www.cowen.com/privacy/